SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2013

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

001-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

000-52378	NEVADA POWER COMPANY d/b/a	88-0420104
NV ENERGY
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement
SIGNATURES

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 25, 2013, Nevada Power Company, d/b/a NV Energy, and International Brotherhood of Electrical Workers (IBEW) Local 396 entered into a new collective bargaining agreement (CBA). The CBA will be in place from September 16, 2013 through August 31, 2017. The CBA includes a 2% base wage increase (retroactive to February 1, 2013), additional 2% base wage increases in 2014 and 2015, and a wage reopener in 2016.  Other terms include a 1% lump sum of base wage ratification bonus in 2013 and a 1% lump sum of hours worked safety bonus payable, if earned, in 2015 and again, if earned, in 2016.  The CBA also transitions employees in 2014 to a medical plan with Health Savings Account/Health Reimbursement Account options, and transitions employees in 2014 to a paid time off approach in lieu of vacation and sick leave banks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc.
(Registrant)

September 25, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Vice President and Chief Financial Officer

Nevada Power Company d/b/a NV Energy
(Registrant)

September 25, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Vice President and Chief Financial Officer